                                                                   EXHIBIT 99.2




                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
       OUTSTANDING UNREGISTERED 10 3/4% SENIOR SUBORDINATED NOTES DUE 2008
                                       OF
                            STEWART ENTERPRISES, INC.



         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's (as defined below) 10 3/4% Senior Subordinated Notes due 2008 (the "Outstanding Notes") are not immediately available, (ii) Outstanding Notes, the Letter of Transmittal and all other required documents cannot be delivered to Firstar Bank, N.A. (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "Exchange Offer - Guaranteed Delivery Procedures" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Outstanding Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to Outstanding Notes (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.


                               THE EXCHANGE AGENT
                           FOR THE EXCHANGE OFFER IS:

                               Firstar Bank, N.A.

                              For Delivery by Mail/
                        Hand Delivery/Overnight Delivery:

                               Firstar Bank, N.A.
                               101 East 5th Street
                               St. Paul, MN 55101
                               Attn: Frank Leslie



           By Facsimile Transmission (for eligible institutions only):

                                 (651) 229-6415

                               To Confirm Receipt:

                                 (651) 229-2600

                              For Information Call:

                                 (651) 229-2600

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tenders to Stewart Enterprises, Inc., a Louisiana corporation (the "Company"), upon the terms and subject to the
conditions set forth in the prospectus dated       , 2001 (as the same may be
amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer - Guaranteed Delivery Procedures."

         The undersigned understands and acknowledges that the Exchange Offer
will expire at 5:00 p.m., New York City time, on         , 2001, unless extended
by the Company. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


                                      DESCRIPTION OF OUTSTANDING NOTES TENDERED
                                      -----------------------------------------

    CERTIFICATE NUMBER(S) (IF KNOWN)
     OF OUTSTANDING NOTES OR ACCOUNT          AGGREGATE PRINCIPAL AMOUNT               PRINCIPAL
         NUMBER AT THE BOOK-ENTRY                 REPRESENTED BY                        AMOUNT
             TRANSFER FACILITY                   OUTSTANDING NOTES                     TENDERED
  ------------------------------------        ---------------------------        --------------------------


  ------------------------------------        ---------------------------        --------------------------


  ------------------------------------        ---------------------------        --------------------------


  ------------------------------------        ---------------------------        --------------------------


                                                                          TOTAL:
  ------------------------------------        ---------------------------        --------------------------


                            PLEASE SIGN AND COMPLETE



  Signature(s):                                              Name(s):
                ------------------------------                        ----------------------------------------------

  --------------------------------------------               -------------------------------------------------------
  Address:                                                   Capacity (full title), if signing in a representative
           -----------------------------------               capacity:
                                                                      ----------------------------------------------
  --------------------------------------------
                                    (Zip Code)
  Area Code and Telephone Number:
  --------------------------------------------               Taxpayer Identification or Social Security Number:

  Dated:
        --------------------------------------               -------------------------------------------------------

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent either the Outstanding Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Notes to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Outstanding Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.




                                   -------------------------------------------
                                                 (Name of Firm)


                                   Sign here:
                                             ---------------------------------
                                                   (Authorized Signature)


                                   Name:
                                        --------------------------------------
                                                  (Please type or print)

                                   Title:
                                         -------------------------------------


                                   -------------------------------------------
                                         (Area Code and Telephone Number)


                                   -------------------------------------------


Dated:_____________, 2001          --------------------------------------------
                                   Address                            Zip Code



NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES FOR OUTSTANDING NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.